Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT, dated as of November 10, 2016 (this “Amendment”), is by and among ANDREWS HENDERSON LLC, a Delaware limited liability company (“Henderson”), NETSMART, INC., a Delaware corporation (the “Company”), NETSMART TECHNOLOGIES, INC., a Delaware corporation (“Netsmart Technologies”; Netsmart Technologies, collectively with Henderson and the Company, the “Borrowers”), as a Borrower and Borrower Representative, each other Loan Party party hereto under, and as defined in, the Credit Agreement referred to below, the Fronting Banks (as defined below) party hereto, the Participating Lenders (as defined below) party hereto, and UBS AG, STAMFORD BRANCH, as Administrative Agent.

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of April 19, 2016, among the Borrowers, the Subsidiaries of the Borrowers from time to time party thereto, NATHAN INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), UBS AG, Stamford Branch as the Administrative Agent, the Lenders from time to time party thereto, and the other agents, issuers and arrangers party thereto (as amended by that certain Amendment No. 1 to First Lien Credit Agreement and Incremental Assumption Agreement, dated October 27, 2016, by and among the Borrowers, the Borrower Representative, each other Loan Party party thereto, the Lenders party thereto and the Administrative Agent and as the same may be further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Existing Credit Agreement” and, as the same may be further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified after giving effect to this Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders reduce the interest rates applicable to all existing Term Loans outstanding under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (the “Existing Term Loans”) on the terms and conditions set forth herein, which reduction in interest rates with respect to the Existing Term Loans shall be effected by the exchange of Term Loans for Term C-1 Loans (as defined below) otherwise having the same terms (except as otherwise provided in this Amendment) as the Existing Term Loans;

WHEREAS, this Amendment constitutes a Refinancing Amendment, and the Borrowers are hereby notifying the Administrative Agent that they are requesting the establishment of Replacement Term Loans, pursuant to Section 9.02(c)(i) of the Credit Agreement;

WHEREAS, the Borrowers request Replacement Term Loans in an aggregate principal amount of $434,012,500.00 (the “Term C-1 Loans”; the commitments relating thereto, the “Term C-1 Commitments”; and the Lenders with Term C-1 Commitments and any permitted assignees thereof, the “Term C-1 Loan Lenders”), which will be available on the Effective Date (as defined below) to refinance the Existing Term Loans, and which Term C-1 Loans shall constitute Replacement Term Loans and Term Loans (as applicable) for all purposes of the Credit Agreement and the other Loan Documents; it being understood that the aggregate principal amount of the Existing Term Loans immediately prior to effectiveness of this Amendment is $434,012,500.00;

WHEREAS, each Lender holding Existing Term Loans under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (each, an “Existing Lender”) executing and delivering a notice of participation in the Term C-1 Loans in the form attached as Exhibit A hereto (a “Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity, a “Converting Lender” and, together with each other Person providing a commitment in respect of the Term C-1 Loans, the “Participating Lenders”) shall be deemed to have exchanged on the Effective Date the aggregate outstanding amount of its Existing Term Loans under the Existing Credit Agreement for an equal aggregate principal amount of Term C-1 Loans under the Credit Agreement;

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

WHEREAS, the Borrowers have appointed Golub Capital Markets LLC to act, and Golub Capital Markets LLC agrees to act, as sole lead arranger and sole bookrunner (in such capacity, the “Second Amendment Lead Arranger”) in respect of the Term C-1 Loans;

WHEREAS, the Second Amendment Lead Arranger has agreed to act (or to designate one of its affiliates to act) as a fronting bank for the syndication of the Term C-1 Loans;

WHEREAS, pursuant to Section 2.20 of the Existing Credit Agreement, the Second Amendment Lead Arranger (or one of its affiliates) and one or more Persons (in addition to the Second Amendment Lead Arranger) who agrees to act as an additional fronting bank for the syndication of the Term C-1 Loans (such Persons in such capacity, together with the Second Amendment Lead Arranger or its designated affiliate, the “Fronting Banks”) will purchase, and the applicable Existing Lenders will sell to the Fronting Banks, immediately prior to effectiveness of this Amendment, Term Loans of Existing Lenders that do not execute and deliver a Participation Notice electing the cashless settlement option therein (the “Non-Participating Lenders”) (the Loans described in the foregoing paragraph being the “Reallocated Loans”);

WHEREAS, to the extent there exist any Reallocated Loans, the Fronting Banks shall be deemed to exchange on the Effective Date such Reallocated Loans on a cashless settlement basis for an equal aggregate principal amount of Term C-1 Loans under the Credit Agreement, and such Reallocated Loans shall promptly thereafter be purchased by, Participating Lenders (other than Converting Lenders)(the “New Lenders”) and Converting Lenders purchasing additional Term C-1 Loans in accordance with such Participating Lenders’ respective Term C-1 Commitments and as allocated by the Second Amendment Lead Arranger; and

WHEREAS, contemporaneously with the effectiveness of the Term C-1 Commitments, the Borrower wishes to make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Term C-1 Loans and the other modifications to the Existing Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Sections 1.03 and 1.04 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

Section 2. New Term C-1 Loans. The Credit Agreement is, as of the Effective Date and subject to the satisfaction of the applicable conditions precedent set forth in Section 5 of this Amendment, hereby amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Amendment No. 2” means that certain Amendment No. 2 to First Lien Credit Agreement, dated as of November 10, 2016, by and among the Borrowers, the other Loan Parties party thereto, the Participating Lenders (as defined therein), the Fronting Banks (as defined therein) and the Administrative Agent.”

““Amendment No. 2 Effective Date” means the date on which Amendment No. 2 to this Agreement becomes effective in accordance with its terms.”

““Term C-1 Commitment” has the meaning assigned to such term in Amendment No. 2.”

““Term C-1 Loan Lender” means, at any time, any Lender that has a Term C-1 Commitment or Term C-1 Loan at such time.”

““Term C-1 Loan” has the meaning assigned to such term in Amendment No. 2.”

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

(b) Upon the funding of the Term C-1 Loans on the Effective Date, the Term C-1 Loans shall automatically and without further action by any Person constitute additional Term Loans for all purposes of the Credit Agreement and the other Loan Documents. Except as set forth below, the terms and provisions of the Term C-1 Loans shall be identical to those of the Existing Term Loans under the Credit Agreement and references in the Credit Agreement to the Term Loans shall include the Term C-1 Loans.

(c) The definition of the term “Adjusted LIBO Rate” shall be amended by (x) deleting the “and” before the words “the Term B-1 Loans” and replacing it with a “,” and (y) adding the words “and the Term C-1 Loans” after the words “Term B-1 Loans” contained therein.

(d) The definition of the term “Alternate Base Rate” shall be amended by (x) deleting the “and” before the words “the Term B-1 Loans” and replacing it with a “,” and (y) adding the words “and the Term C-1 Loans” after the words “Term B-1 Loans” in clause (ii) of the proviso contained therein.

(e) The definition of the term “Applicable Rate” shall be amended by replacing clause (a) thereof in its entirety with the following:

“(a) (x) with respect to Initial Revolving Loans (i) with respect to any LIBO Rate Loan, 4.75% and (ii) with respect to any ABR Loan, 3.75% and (y) with respect to the Term C-1 Loans, (i) with respect to any LIBO Rate Loan, 4.50% and (ii) with respect to any ABR Loan, 3.50%”,

(f) The definition of the term “Class” shall be amended by adding the phrase “Term C-1 Loans,” immediately after the phrase “Term B-1 Loans,” in clause (a) thereof.

(g) The definition of the term “Maturity Date” shall be amended by (x) deleting the “and” before the words “the Term B-1 Loans” and replacing it with a “,” and (y) adding the words “and the Term C-1 Loans” immediately after the words “Term B-1 Loans” in clause (a) thereof.

(h) The definition of “Repricing Transaction” shall be amended by deleting each reference to “Initial Term Loans” therein and replacing it with a reference to “Term C-1 Loans”;

(i) The definition of the term “Term Loans” shall be amended by adding the words “the Term C-1 Loans,” immediately after the words “the Term B-1 Loans,” contained therein.

(j) Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Subject to the terms and conditions set forth herein or in Amendment No. 2, as the case may be, each Term Lender agrees, severally and not jointly, to (x) make Initial Term Loans to the Borrowers on the Closing Date, (y) make Term B-1 Loans to the Borrowers on the Amendment No. 1 Effective Date or (z) make and/or exchange Term C-1 Loans to the Borrowers on the Amendment No. 2 Effective Date, in each case in an aggregate principal amount requested by the Borrowers not to exceed such Lender’s respective Term Loan Commitments with respect to Initial Term Loans, Term B-1 Loans, or Term C-1 Loans, as the case may be. Amounts paid or prepaid in respect of the Initial Term Loans, Term B-1 Loans and the Term C-1 Loans may not be reborrowed.”

(k) Section 2.03(a)(a) of the Credit Agreement is hereby amended by inserting the phrase “or on the Amendment No. 2 Effective Date” after the phase “or on the Amendment No. 1 Effective Date” contained therein.

(l) Section 2.11(a) of the Credit Agreement is hereby amended by inserting the following sentence immediately following the second sentence contained therein:

“Each Borrower jointly and severally hereby unconditionally promise to repay the outstanding Term C-1 Loans to the Administrative Agent for the account of each Term C-1 Loan Lender (i) on each Loan Installment Date, commencing on the last Business Day of December 2016, in each case in an amount equal to $1,087,750.63 (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.12 and Section 9.05(g) or increased as a result of any increase in the amount of such Term C-1 Loans pursuant to Section 2.23(a)), and (ii) on the Term Loan Maturity Date, the remainder of the principal amount of the Term C-1 Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.”

(m) The final of sentence of Section 2.12(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Each prepayment of Term Loans made pursuant to this Section 2.12(a) shall be applied against the remaining scheduled installments of principal due in respect of the Term Loans in the manner specified by the Borrowers or, if not so specified on or prior to the date of such optional prepayment, in direct order of maturity.”

(n) Section 2.12(b)(ii) of the Credit Agreement is hereby amended by deleting the parenthetical “(ratably between the Initial Term Loans and the Term B-1 Loans)” immediately following the words “Term Loans” the first time such words are used in such section.

(o) Section 2.12(b)(iii) of the Credit Agreement is hereby amended by deleting the parenthetical “(ratably between the Initial Term Loans and the Term B-1 Loans)” immediately following the words “Term Loans” in each case such words are used in such section.

(p) Section 2.12(b)(iv) of the Credit Agreement is hereby amended by deleting the parenthetical “(ratably between the Initial Term Loans and the Term B-1 Loans)” immediately following the words “Term Loans” the final time such words are used in such section.

(q) The last sentence of Section 2.12(b)(vii) of the Credit Agreement is hereby amended by deleting the phrase “Closing Date” and replacing it with “Amendment No. 2 Effective Date” and by deleting the reference to “Initial Term Loans” and replacing it with “Term C-1 Loans”.

(r) The first sentence of Section 2.13(e) of the Credit Agreement is hereby amended by deleting the phrase “Closing Date” and replacing it with “Amendment No. 2 Effective Date” and by deleting each reference to “Initial Term Loans” and replacing it with “Term C-1 Loans”.

(s) The last sentence of Section 2.20(b) of the Credit Agreement is hereby amended by deleting the phrase “Section 2.13(c)” in each place that is appears and replacing it with “Section 2.13(e)”;

(t) The first sentence of Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrowers shall use proceeds of the Initial Term Loans solely to finance a portion of the Transactions (including working capital, payment of Transaction Costs and/or purchase price adjustments under the Acquisition Agreement), the Borrowers shall use proceeds of the Term B-1 Loans on the Amendment No. 1 Effective Date solely to finance a portion of the First Amendment Transaction (as defined in Amendment No. 1) (including working capital and/or purchase price adjustments in connection therewith and the payment of transaction costs associated therewith), and the Borrowers shall use proceeds of the Term C-1 Loans on the Amendment No. 2 Effective Date solely to prepay in full the aggregate principal amount of the Initial Term Loans and the Term B-1 Loans outstanding on the Amendment No. 2 Effective Date and to pay any interest, fees, and/or expenses related thereto.”

Section 3. Exchange Mechanics.

(a) This Amendment represents a request by the Borrowers to borrow Term C-1 Loans from the Term C-1 Lenders as set forth on the applicable Notice of Borrowing to be delivered by the Borrowers under the Credit Agreement (and, notwithstanding anything to the contrary herein, each Participating Lender hereby consents to any such non-conforming Interest Period elected therein).

(b) Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be. Each New Lender acknowledges and agrees that it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall have all rights of a Lender thereunder.

(c) Except as set forth in this Amendment, the Term C-1 Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(d) It is acknowledged and agreed that each Converting Lender has agreed to accept as satisfaction in full of its right to receive payment on the outstanding amount of Existing Term Loans of such Converting Lender the conversion of its Existing Term Loans into Term C-1 Loans in accordance herewith, in lieu of the prepayment amount that would otherwise be payable by the Borrowers pursuant to the Credit Agreement in respect of the outstanding amount of Existing Term Loans of such Converting Lender. Notwithstanding anything to the contrary herein, each Converting Lender hereby waives any break funding payments in respect of such Lender’s Existing Term Loans.

Section 4. Effect of Amendment; Reaffirmation and Ratification of Obligations; Etc. Except as expressly set forth herein or in the Credit Agreement (as amended by this Amendment), this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or under any other Loan Document or constitute a course of conduct or dealing among the parties, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Borrowers and each other Loan Party acknowledges and agrees that (A) the Credit Agreement (as amended by this Amendment) and each other Loan Document to which it is a party and the Loan Guaranty contained therein is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms and (B) the Credit Agreement and the other Loan Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Obligations (including with respect to the Term C-1 Loans) on the terms and conditions set forth in the Credit Agreement and the other Loan Documents, and hereby ratifies the security interests and guarantees granted by it pursuant to the Credit Agreement and the other Loan Documents. On and as of the Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement (as amended by this Amendment). This Amendment constitutes a Loan Document.

Section 5. Conditions to Effectiveness.

(a) This Amendment, and the obligations of the Lenders to make Term C-1 Loans, shall become effective on the first date (the “Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(i) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of (A) the Borrowers and the other Loan Parties, (B) each Fronting Bank, (C) each Participating Lender representing 100% of the aggregate outstanding principal amount of the Existing Term Loans (other than the Reallocated Loans) and (D) the Administrative Agent.

(ii) Participation Notices. The Administrative Agent shall have received fully executed and delivered Participation Notices from Participating Lenders and Fronting Banks representing 100% of the aggregate outstanding principal amount of the Existing Term Loans.

(iii) Borrowing Notice. The Administrative Agent shall have received an executed Borrowing Request in accordance with the terms hereof and Section 2.03(a) of the Credit Agreement.

(iv) Representations and Warranties. Each of the representations and warranties made by any Loan Party in Section 6 of this Amendment or in or pursuant to the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date except, (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date and (B) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects.

(v) No Default or Event of Default. No Default or Event of Default shall exist on the Effective Date immediately before or immediately after giving effect to the effectiveness of this Amendment and the incurrence of the Term C-1 Loans.

(vi) Certificate. The Administrative Agent shall have received a certificate of the Borrower Representative dated as of the Effective Date signed by a Responsible Officer of the Borrower Representative certifying as to the matters set forth in subclauses (iv) and (v) above.

(vii) Fees. (i) Golub Capital Markets LLC shall have received all fees required to be paid by the Borrowers on the Effective Date pursuant to that certain Fee Letter, dated as of October 26 2016, among the Borrowers and Golub Capital Markets LLC, and (ii) all expenses required to be paid pursuant to the Credit Agreement on the Effective Date, to the extent invoiced at least one Business Days prior to the Effective Date, shall have been or concurrently herewith will be paid.

(viii) USA PATRIOT Act. No later than one Business Days in advance of the Effective Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing in advance of the Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(ix) Accrued Interest on Existing Term Loans. Borrowers shall have paid or have caused to be paid, to the Administrative Agent, for the account of each Lender with Existing Term Loans on the Effective Date, all accrued interest owing on the Existing Term Loans to and until the Effective Date.

(b) On the Effective Date, upon the satisfaction of the conditions set forth in clause (a) hereof, the outstanding amount of Term Loans of each Converting Lender shall be deemed to be exchanged for an equal outstanding principal amount of Term C-1 Loans under the Credit Agreement. Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(c) On or prior to the Effective Date, the Lenders (including Existing Lenders and the Fronting Banks, if applicable) shall sell and purchase Existing Term Loans, and make and receive payments, in immediately available funds, among themselves (and the Fronting Banks, if applicable), as directed by the Second Amendment Lead Arranger, in order to permit the exercise of Section 2.20 of the Existing Credit Agreement. All such sales and purchases shall be made in compliance with Sections 2.20 and 9.05 of the Existing Credit Agreement.

(d) To the extent there exist any Reallocated Loans, promptly following the Effective Date (but not later than 30 days following the Effective Date), each New Lender and each Converting Lender purchasing additional Term C-1 Loans shall purchase Reallocated Loans from the Fronting Banks in accordance with Section 9.05 of the Credit Agreement as directed by the Second Amendment Lead Arranger in accordance with such Participating Lender’s Term C-1 Commitment and as allocated by the Second Amendment Lead Arranger. Except to the extent otherwise agreed by the Fronting Banks, purchases and sales of Reallocated Loans and any such excess Term C-1 Loans shall be made on a ratable basis among the Fronting Banks.

For purposes of determining whether the conditions specified in this Section 5 have been satisfied, by funding its Term C-1 Loans hereunder, the Administrative Agent, Fronting Bank and each Participating Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, Fronting Bank or such Participating Lender, as the case may be.

Section 6. Representations and Warranties. Each of Holdings (solely to the extent applicable to it), the Borrowers and the other Loan Parties, on behalf of themselves and their respective Subsidiaries, represent and warrant on the date hereof to the Lenders holding Term C-1 Commitments on the date hereof and the Administrative Agent that:

(a) Authorization; Enforceability. The execution, delivery and performance of this Amendment are within each applicable Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.

(b) Governmental Approvals; No Conflicts. The execution and delivery of this Amendment by each Loan Party party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents or the “Loan Documents” (as defined in the Second Lien Term Loan Agreement) and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) any Requirements of Law applicable to such Loan Party which, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any Contractual Obligation of any of the Loan Parties which would reasonably be expected to result in a Material Adverse Effect.

Section 7. Further Assurances. The Loan Parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

Section 8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

Section 10. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (OTHER THAN AS EXPRESSLY SET FORTH IN THE OTHER LOAN DOCUMENTS), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11. Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. Each of the provisions provided in the following sections of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if the phrase “this Agreement” in any such provision referred to this Amendment: Section 9.10(b), (c) and (d) and Section 9.11.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 13. Prepayment Notice. The Participating Lenders and the Fronting Bank party hereto, which constitute the Required Lenders, and the Administrative Agent hereby waive the requirement under Section 2.12(a)(ii) of the Credit Agreement to provide notice to the Administrative Agent not less than three (3) Business Days prior to the prepayment of the Initial Term Loans and Term B-1 Loans to be made hereunder. It is understood and agreed that this Amendment shall serve as the notice referred to in Section 2.12(a)(ii) of the Credit Agreement.

Section 14. Register. The Administrative Agent will record the Term C-1 Loans made by each Participating Lender in the Register in accordance with, and to the extent required by, the Credit Agreement.

Section 15. Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as separately identified to the Administrative Agent.

Section 16. Tax Forms. For each New Lender, solely to the extent relevant and applicable, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 2.18 of the Credit Agreement and an Administrative Questionnaire.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ANDREWS HENDERSON LLC,
a Delaware limited liability company, as Borrower

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART, INC.,
a Delaware corporation, as Borrower

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART TECHNOLOGIES, INC.,
a Delaware corporation, as Borrower and Borrower Representative

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NATHAN INTERMEDIATE LLC,
a Delaware limited liability company, as Holdings

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART ILLINOIS, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

NETSMART NEW YORK, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

LWS ACQUISITION CORP.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

DEFRAN SYSTEMS, INC.,
a New York corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

SEQUEST PARENT COMPANY, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

SEQUEST HEALTHCARE BILLING, INC.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

SEQUEST TECHNOLOGIES, INC.,
an Illinois corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

TREND ACQUISITION CORP.,
a Delaware corporation, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

HEALTHMEDX, LLC,
a Delaware limited liability company, as Subsidiary Guarantor

By:	/s/ Anthony Ritz
	Name:	Anthony Ritz
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

PEACH FUNDING CORPORATION,
as a Fronting Bank

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

UBS AG, STAMFORD BRANCH
as Administrative Agent

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

BEAN CREEK CLO, LTD.,
as a Participating Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

MILL CREEK CLO II, LTD.,
as a Participating Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

AMMC CLO 16, LIMITED
as a Participating Lender
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

AMMC CLO 18, LIMITED
as a Participating Lender
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
as a Participating Lender

By:	/s/ Marcus M.Tarkington
	Name:	Marcus M.Tarkington
	Title:	Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Aon Hewitt Group Trust - High Yield Plus Bond Fund
as a Participating Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH
as a Participating Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Suzuka INKA
as a Participating Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sunsuper Pooled Superannuation Trust
as a Participating Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sankaty Rio Grande FMC, L.P.
as a Participating Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sankaty Managed Account (TCCC), L.P.
as a Participating Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sankaty Managed Account (PSERS), L.P.
as a Participating Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sankaty Managed Account (FSS), L.P.
as a Participating Lender

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

San Francisco City and County Employees’
Retirement System
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Los Angeles County Employees Retirement Association
as a Participating Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Kaiser Permanente Group Trust
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Kaiser Foundation Hospitals
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Future Fund Board of Guardians
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

FirstEnergy System Master Retirement Trust
as a Participating Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Catholic Health Initiatives Master Trust
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

CHI Operating Investment Program L.P.
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Community Insurance Company
as a Participating Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

NF Investment Corp.,
as a Participating Lender

By:	/s/ Mark Tamburello
	Name:	Mark Tamburello
	Title:	Vice President

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

FDF I Limited
as a Participating Lender
By: FDF I CM LLC, its collateral manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

FDF II Limited
as a Participating Lender
By: FDF II CM LLC, its collateral manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Fortress Credit BSL II Limited
as a Participating Lender
BY: FC BSL II CM LLC, its collateral manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Managing Director/Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Fortress Credit BSL III Limited
as a Participating Lender
By: FC BSL III CM LLC, its collateral manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

FORTRESS CREDIT BSL LIMITED
as a Participating Lender
BY: FC BSL CM LLC, its collateral manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Managing Director/Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Hildene CLO I Ltd
as a Participating Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Hildene CLO III Ltd
as a Participating Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

HILDENE CLO IV, Ltd
as a Participating Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral
Manager

By:	/s/ Jennifer Sorkin
	Name:	Jennifer Sorkin
	Title:	Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

PEACH FUNDING CORPORATION,
as a Fronting Bank

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

PEACH FUNDING CORPORATION,
as a Participating Lender

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GOLUB CAPITAL FINANCE FUNDING LLC
as a Participating Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GOLUB CAPITAL BDC FUNDING LLC
as a Participating Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCIC FUNDING LLC
as a Participating Lender
By: Golub Capital Investment Corporation, its sole
member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP FINANCE 4, LTD.
as a Participating Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Senior Credit Fund SPV I, LLC

By: Senior Credit Fund, LLC, its sole member

By: Goldman Sachs Asset Management, solely in its capacity as Administrative Agent, and not as Principal,

as a Participating Lender

By:	/s/ Mehmet Barlas
	Name:	Mehmet Barlas
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Birchwood Park CLO, Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Blackstone / GSO Long-Short Credit Income Fund
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Blackstone / GSO Senior Floating Rate Term Fund
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

BLACKSTONE/GSO STRATEGIC CREDIT FUND
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Bowman Park CLO, Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Cole Park CLO, Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Cumberland Park CLO Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Keuka Park CLO, Ltd.
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Dorchester Park CLO Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Pinnacle Park CLO, Ltd
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Jay Park CLO Ltd.
as a Participating Lender
By: Virtus Partners LLC
as Collateral Administrator

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Seneca Park CLO, Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sheridan Square CLO, Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Stewart Park CLO, Ltd.
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Westcott Park CLO, Ltd.
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Webster Park CLO, Ltd
as a Participating Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Tryon Park CLO Ltd.
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Thacher Park CLO, Ltd.
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Treman Park CLO, Ltd.
as a Participating Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Highbridge Loan Management 3-2014 Ltd.
as a Participating Lender
By: HPS Investment Partners, LLC,
Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

HPS Loan Management 9-2016, Ltd.
as a Participating Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Highbridge Loan Management 8-2016, Ltd.
as a Participating Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Highbridge Loan Management 5-2015, Ltd.
as a Participating Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Highbridge Loan Management 4-2014, Ltd.
as a Participating Lender
By: HPS Investment Partners, LLC
As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ING Capital LLC,
as a Participating Lender

By:	/s/ Christopher J. Moon
	Name:	Christopher J. Moon
	Title:	Director

By:	/s/ Pim Rothweiler
	Name:	Pim Rothweiler
	Title:	Managing Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ICG US CLO 2015-1, Ltd
as a Participating Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ICG US CLO 2016-1, Ltd.
as a Participating Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ICG US CLO 2014-1, Ltd.
as a Participating Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ICG US CLO 2014-2 Ltd
as a Participating Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ICG US CLO 2014-3, Ltd.
as a Participating Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

ICG US CLO 2015-2, Ltd.
as a Participating Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Participation Notice to be executed and delivered by a duly authorized officer.

CSCOP SE I LLC,
as a Lender (type name of the legal entity)

By:	/s/ Philip Davidson
	Name:	Philip Davidson
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Netsmart Technologies, Inc.

Participation Notice

BCBSM, Inc.
as a Participating Lender
BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Chubb Bermuda Insurance Ltd
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Chubb Tempest Reinsurance Ltd
as a Participating Lender
by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Chubb Tempest Reinsurance Ltd.
as a Participating Lender
by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Corporate Capital Trust II
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Geveran Investments Limited
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

HMO Minnesota
as a Participating Lender
BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

HYFI Aquamarine Loan Fund
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR CLO 10 LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR CLO 11 LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR CLO 12 LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR CLO 13 Ltd.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR CLO 14 Ltd.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR CLO 9 LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR FINANCIAL CLO 2012-1, LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR FINANCIAL CLO 2013-1, LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

KKR FINANCIAL CLO 2013-2, LTD.
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Maryland State Retirement and Pension System
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Oregon Public Employees Retirement Fund
as a Participating Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Bower 1 LLC
as a Participating Lender
By: Citibank, N.A.,

By:	/s/ Mitesh Bhakta
	Name:	Mitesh Bhakta
	Title:	Associate Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

MidOcean Credit CLO III
as a Participating Lender
By: MidOcean Credit Fund Management LP,
as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Michael Apfel
	Name:	Michael Apfel
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

MidOcean Credit CLO IV
as a Participating Lender
By: MidOcean Credit Fund Management LP,
as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General
Partner

By:	/s/ Michael Apfel
	Name:	Michael Apfel
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

MidOcean Credit Opportunity Master Fund, LP
as a Participating Lender

By:	/s/ Michael Apfel
	Name:	Michael Apfel
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Monroe Capital BSL CLO 2015-1, Ltd.
as a Lender
By Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact
as a participating Lender

By:	/s/ Jeffrey Williams
	Name:	Jeffrey Williams
	Title:	Managing Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Regatta II Funding LP
as a Participating Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Regatta III Funding Ltd
as a Participating Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Regatta IV Funding Ltd
as a Participating Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Regatta V Funding Ltd
as a Participating Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Regatta VI Funding Ltd
as a Participating Lender
By: Regatta Loan Management LLC its Collateral
Manager

By:	/s/ Melanie Hanlon
	Name:	Hanlon, Melanie
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

NMFC Senior Loan Program II LLC
as a Participating Lender

By:	/s/ Robert A. Hamwee
	Name:	Robert A. Hamwee
	Title:	Chief Executive Officer & Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

American Beacon Sound Point Floating Rate Income
Fund, a series of American Beacon Funds
as a Participating Lender
By: Sound Point Capital Management, LP
as Sub-Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Cavello Bay Reinsurance Limited
as a Participating Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Commonwealth of Pennsylvania, Treasury
Department
as a Participating Lender
BY: Sound Point Capital Management, LP as
Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Commonwealth of Pennsylvania, Treasury
Department - Tuition Account Program
as a Participating Lender
BY: Sound Point Capital Management, LP as
Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Kaiser Foundation Hospitals
as a Participating Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Kaiser Permanente Group Trust
as a Participating Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Privilege Underwriters Reciprocal Exchange
as a Participating Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

PURE Insurance Company
as a Participating Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

SOUND POINT FLOATING RATE FUND, A
SERIES OF TAYLOR INSURANCE SERIES LP
as a Participating Lender
BY: Sound Point Capital Management LP As
Investment Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sound Point CLO XI, Ltd.
as a Participating Lender
By: Sound Point Capital Management, LP as
Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Sound Point Senior Floating Rate Master Fund, L.P.
as a Participating Lender
BY: Sound Point Capital Management, LP as
Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Teamsters Pension Trust Fund of Philadelphia &
Vicinity
as a Participating Lender
BY: Sound Point Capital Management, LP as
Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

SCOF-2 LTD.
as a Participating Lender
By: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

SSF-1 LLC
as a Participating Lender
BY: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Symphony CLO XIV, Ltd
as a Participating Lender
By: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Symphony CLO XV, Ltd
as a Participating Lender
BY: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Symphony CLO XVI, LTD
as a Participating Lender
By: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Symphony CLO XVII, LTD
as a Participating Lender
By: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Gallatin CLO IV 2012-1, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manager
as a Participating Lender

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Gallatin CLO V 2013-1, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manager
as a Participating Lender

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Wellfleet CLO 2016-1, Ltd.
as a Participating Lender

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

Henry’s Fork II – A, LLC,
as a Participating Lender

By:	/s/ Kristine Jurczyk
	Name:	Kristine Jurczyk
	Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

PEACH FUNDING CORPORATION,
as a Participating Lender

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GOLUB CAPITAL FINANCE FUNDING LLC
as a Participating Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GOLUB CAPITAL BDC FUNDING LLC
as a Participating Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCIC FUNDING LLC
as a Participating Lender
By: Golub Capital Investment Corporation, its sole
member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP FINANCE 4, LTD.
as a Participating Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]